UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2021 (April 9, 2021)

Watford Holdings Ltd.
(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-38788	98-1155442
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

Waterloo House, 1st Floor
100 Pitts Bay Road,	Pembroke	HM 08,	Bermuda
(Address of principal executive offices)

(441)	278-3455
(Registrant’s telephone number, including area code)
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	WTRE	Nasdaq Global Select Market
8½% Cumulative Redeemable Preference Shares	WTREP	Nasdaq Global Select Market

Item 8.01        Other Events.

     On April 9, 2021 Watford Holdings Ltd. ("Watford") (NASDAQ: WTRE) issued a press release announcing that it had completed the purchase of Axeria IARD (“Axeria”), a property and casualty insurance company based in France. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference.

Item 9.01        Financial Statements and Exhibits

(d): The following exhibit is being filed herewith.

99.1        Press release dated April 9, 2021.

Exhibit Number	Description of Document
99.1	Press Release dated April 9, 2021 announcing the completion of the purchase of Axeria IARD by Watford Holdings Ltd.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2021

WATFORD HOLDINGS LTD.

By:	/s/ Jonathan D. Levy
Name: Jonathan D. Levy Title: Chief Executive Officer

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